UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): December 19, 2000

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
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    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)


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
Item 5.  Other Events

            On December 19, 2000 the Company announced the discontinuance of its Aerzone Corporation subsidiary's operations, the appointment of Garrett Girvan as Chairman of the Board of Directors, the appointment of Jeff Bowden to the Board of Directors and the resignation of Lawrence B. Brilliant from the Board of Directors. A copy of the press release concerning these events is attached hereto as Exhibit 99.1, which is hereby incorporated by this reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


                  (c)      Exhibits.  The following document is filed as an
                                      exhibit to this report:


1.       Exhibit 99.1 - Press Release dated December 19, 2000.


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SoftNet Systems, Inc.
                                   --------------------------------------------
                                   (Registrant)


Date:  December 21, 2000       By: /s/ Garrett J. Girvan
                                   --------------------------------------------
                                   Garrett J. Girvan
                                   Chief Executive Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description

                      99.1           Press Release dated December 19, 2000.